Foreclosed Real Estate - Expenses Applicable to Foreclosed Real Estate (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Real Estate [Abstract]
Net gain on sales	$ (68)	$ (33)	$ (230)
Provision for losses	413	418	241
Operating expenses, net of rental income	134	214	317
Total foreclosed real estate expenses	$ 479	$ 599	$ 328